Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of December 20, 2010

by and among

COMMONWEALTH REIT,

as Borrower,

THE FINANCIAL INSTITUTIONS PARTY HERETO

AND THEIR ASSIGNEES UNDER SECTION 12.6.,

as Lenders,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

BANK OF AMERICA, N.A.,

as Syndication Agent,

and

REGIONS BANK,

ROYAL BANK OF CANADA

and

SUMITOMO MITSUI BANKING CORPORATION,

as Documentation Agents

and

WELLS FARGO SECURITIES, LLC

and

BANC OF AMERICA SECURITIES LLC,

as Joint Lead Arrangers and Joint Lead Bookrunners

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 20, 2010 by and among COMMONWEALTH REIT (the “Borrower”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”).

WHEREAS, the Borrower, the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of August 9, 2010 (as in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders party hereto and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended as follows:

(a)           The Credit Agreement is amended by amending Section 1.1. thereof to add the definition of “Foreign Subsidiary” thereto in appropriate alphabetical order to read as follows:

“Foreign Subsidiary” means a Subsidiary not formed under the laws of the United States of America, any state thereof or the District of Columbia.

(b)           The Credit Agreement is amended by amending the definition of “Guarantor” contained in Section 1.1. thereof by deleting the parenthetical “(unless an Excluded Subsidiary)” therein and by inserting in lieu thereof the parenthetical “(unless an Excluded Subsidiary or a Foreign Subsidiary)”.

(c)           The Credit Agreement is amended by amending the definition of “Unencumbered Asset” contained in Section 1.1. thereof to add the following sentence at the end of such definition:

Notwithstanding the preceding sentence, a Property owned by a Foreign Subsidiary that is not a Guarantor will be considered to be an Unencumbered Asset so long as: (1) such Property is (i) owned in fee simple (or the legal equivalent in the jurisdiction where such Property is located) by such Foreign Subsidiary or (ii) leased solely by such Foreign Subsidiary pursuant to a long-term lease having terms and conditions reasonably acceptable to the Administrative Agent; (2) all of the issued and outstanding Equity Interests of such Foreign Subsidiary are legally and beneficially owned by one or more of the Borrower and Wholly Owned Subsidiaries that are Guarantors; (3) such Foreign Subsidiary has no Indebtedness other than (x) Nonrecourse Indebtedness and

(y) other Indebtedness in an aggregate outstanding principal amount of less than 2.0% of the value of the assets of such Foreign Subsidiary (such value to be determined in a manner consistent with the definition of Total Asset Value or, if not contemplated under the definition of Total Asset Value, in a manner acceptable to the Administrative Agent); (4) neither such Property, nor any interest of such Foreign Subsidiary therein, is subject to any Lien (other than Permitted Liens of the types described in clauses (a) through (c) or (e) through (i) of the definition thereof or Liens in favor of the Borrower or a Guarantor) or to any Negative Pledge; and (5) such Property satisfies the requirements set forth in the immediately preceding clauses (b), (c), (e) and (f).

(d)           The Credit Agreement is amended by amending Section 7.13.(a) thereof by deleting the parenthetical “(other than an Excluded Subsidiary)” therein and by inserting in lieu thereof the parenthetical “(other than an Excluded Subsidiary or a Foreign Subsidiary)”.

(e)           The Credit Agreement is amended by restating Section 9.1.(g) thereof in its entirety as follows:

(g)           Total Assets Owned by Borrower and Guarantors.  The Borrower shall not permit (i) the amount of Total Asset Value directly owned by the Borrower and the Guarantors to be less than 95.0% of Total Asset Value (excluding the amount of Total Asset Value, if any, then attributable to Excluded Subsidiaries and Foreign Subsidiaries) and (ii) the aggregate value of Investments in Foreign Subsidiaries that are not Guarantors (such value to be determined in a manner consistent with the definition of Total Asset Value or, if not contemplated under the definition of Total Asset Value, as determined in accordance with GAAP) to exceed 20.0% of Total Asset Value at any time.

(f)            The Credit Agreement is amended by restating the first sentence of Section 9.1.(i) thereof in its entirety as follows:

Subject to the following sentence, if an Event of Default exists, the Borrower shall not, and shall not permit any of its Subsidiaries to, declare or make any Restricted Payments except that the Borrower may declare and make cash distributions to its shareholders in an aggregate amount not to exceed the minimum amount necessary for the Borrower to remain in compliance with Section 7.11. and Subsidiaries may pay Restricted Payments to the Borrower or any other Subsidiary.

(g)           The Credit Agreement is amended by adding the following sentence to the end of Section 9.3. thereof:

Notwithstanding anything to the contrary in the foregoing, the restrictions in this Section shall not apply to any provision of any Guaranty entered into by the Borrower, any other Loan Party or any other Subsidiary relating to the Indebtedness of any Subsidiary permitted to be incurred hereunder, which

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provision subordinates any rights of Borrower, any other Loan Party or any other Subsidiary to payment from such Subsidiary to the payment in full of such Indebtedness.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)           A counterpart of this Amendment duly executed by the Borrower and the Lenders having at least 66-2/3% of the aggregate amount of the Commitments of all Lenders;

(b)           An Acknowledgment substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(c)           Evidence that all fees and expenses payable to the Agent in connection with this Amendment have been paid; and

(d)           Such other documents, instruments and agreements as the Agent may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Agent and the Lenders that:

(a)           Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)           Compliance with Laws, etc.  The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Government Approvals or violate any Applicable Laws (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

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(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4.  Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower and the other Loan Parties to the Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6.  Expenses.  The Borrower shall reimburse the Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated, unless otherwise specifically stated herein.

Section 10.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
	Name:	John C. Popeo
	Title:	Treasurer & CFO

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Frederick G. Bright
	Name:	Frederick G. Bright
	Title:	Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael W. Edwards
	Name:	Michael W. Edwards
	Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Dan LePage
	Name:	Dan LePage
	Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

REGIONS BANK, as a Lender

By:	/s/ Micael R. Mellott
	Name:	Michael R. Mellott
	Title:	Director

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	General Manager

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Heller
	Name:	David Heller
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Noel P. Purcell
	Name:	Noel P. Purcell
	Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Douglas E. Blackman
	Name:	Douglas E. Blackman
	Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ahaz A. Armstrong
	Name:	Ahaz A. Armstrong
	Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

CAPITAL ONE, N.A., as a Lender

By:	/s/ Frederick H. Denecke
	Name:	Frederick H. Denecke
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

COMPASS BANK, as a Lender

By:	/s/ Keely W. McGee
	Name:	Keely W. McGee
	Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

COMERICA BANK, as a Lender

By:	/s/ Casey L. Stevenson
	Name:	Casey L. Stevenson
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

MALAYAN BANKING BERHAD, NEW YORK BRANCH, as a Lender

By:	/s/ Fauzi Zulkifli
	Name:	Fauzi Zulkifli
	Title:	General Manager

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

UNION BANK, N.A., as a Lender

By:	/s/ Robert J. Ryan, Jr.
	Name:	Robert J. Ryan, Jr.
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

BANK OF NOVA SCOTIA, as a Lender

By:	/s/ George M. Sherman
	Name:	George M. Sherman
	Title:	Director

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

SCOTIABANK INC., as a Lender

By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

FIRST HAWAIIAN BANK, as a Lender

By:	/s/ Dawn Hofmann
	Name:	Dawn Hofmann
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

RBS CITIZENS, N.A., as a Lender

By:	/s/ Lisa Greeley
	Name:	Lisa Greeley
	Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

CITIBANK, N.A., as a Lender

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Nick Zangaria
	Name:	Nick Zangaria
	Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement

for CommonWealth REIT]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
	Name:	Irja R. Osta
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of December 20, 2010 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”), and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, CommonWealth REIT (the “Borrower”), the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of August 9, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of August 9, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Agent and the Lenders are to enter into a First Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

A-1

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

ASA PROPERTIES TRUST

BLUE DOG BOOKSPAN PROPERTIES LLC

BLUE DOG LLC

BLUE DOG PROPERTIES TRUST

CANDLER ASSOCIATES, L.L.C.

CANDLER PROPERTY TRUST

CW NOM LLC

FIRST ASSOCIATES LLC

HAWAII 2X5 O PROPERTIES TRUST

HIGGINS PROPERTIES LLC

HRPT LENEXA PROPERTIES TRUST

HUB ACQUISITION TRUST

HUB LA PROPERTIES TRUST

HUB MADRONE PROPERTIES LLC

HUB MID-WEST LLC

HUB PROPERTIES GA LLC

HUB PROPERTIES TRUST

HUB REALTY FUNDING, INC.

INDEMNITY COLLECTION CORPORATION

LTMAC PROPERTIES LLC

MASTERS PROPERTIES LLC

ORVILLE PROPERTIES LLC

OSCAR PROPERTIES TRUST

RFRI PROPERTIES LLC

ROBIN 1 PROPERTIES LLC

TANAKA PROPERTIES LLC

TEDCAL PROPERTIES LLC

TSM PROPERTIES LLC

Z&A PROPERTIES LLC

By:
	Name:	John C. Popeo
	Title:	Treasurer and Chief Financial Officer

HRPT MEDICAL BUILDINGS REALTY TRUST HUB MA REALTY TRUST MOB REALTY TRUST PUTNAM PLACE REALTY TRUST

By:
John C. Popeo, as Trustee and not individually

[Signature Page to Guarantor Acknowledgement to First Amendment to Credit Agreement]